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                                                                   EXHIBIT 10.4


                             UNICCO SERVICE COMPANY
                                    USC, INC.
                        UNICCO GOVERNMENT SERVICES, INC.
                              UNICCO FINANCE CORP.
                        AMERICAN BUILDING SERVICES, INC.
                          UNICCO SERVICE OF N.J., INC.
                                Four Copley Place
                                Boston, MA 02116


                                                  Dated as of: December 28, 1998

BankBoston, N.A.
Individually and as Agent
100 Federal Street
Boston, Massachusetts  02110

Fleet National Bank
One Federal Street
Boston, Massachusetts  02110

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts  02110

         Re:  Third Amendment to Loan Documents
              ---------------------------------


Ladies and Gentlemen:

         We refer to the Amended and Restated Revolving Credit Agreement, dated as of October 17, 1997 (as amended from time to time, the "Credit Agreement"), among Unicco Service Company, USC, Inc., Unicco Government Services, Inc., Unicco Finance Corp., American Building Services, Inc. and Unicco Service of N.J., Inc. (collectively, the "Borrowers"), Unicco Security Services, Inc. ("U-Security"), the banking institutions referred to therein as Banks (the "Banks"), and BankBoston, N.A. as Agent (the "Agent"). Upon the terms and subject to the conditions contained in the Credit Agreement, you agreed to make Revolving Loans to the Borrowers and U-Security. We also refer to that certain Security Agreement, dated as of June 28, 1996 (as amended, the "Security Agreement") by U-Security in favor of the Agent for the ratable benefit of the Banks, pursuant to which U-Security granted to the Agent a security interest in certain of its assets to secure the Obligations of the Borrowers under the Credit Agreement.


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         Terms used in this letter of agreement (the "Third Amendment") which are not defined herein, but which are defined in the Credit Agreement, shall have the same respective meanings herein as therein.

         We have requested that you (a) consent to the sale by USC of the U-Security Shares on substantially the terms set forth in that certain Stock Purchase Agreement dated as of October 26, 1998 among Argenbright Security, Inc., Unicco Security Services, Inc., USC, Inc. and Unicco Service Company (together with any other documents or instruments executed in connection therewith, the "U-Security Stock Sale Documents"), (b) terminate the Security Agreement and release the lien of the Agent in the assets of U-Security, and (c) make certain amendments to the Credit Agreement, the Revolving Credit Notes and certain other Loan Documents. You have advised us that you are prepared and would be pleased to make the amendments so requested by us on the condition that we join with you in this Third Amendment.

         Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Third Amendment, and fully intending to be legally bound by this Third Amendment, we hereby agree with you as follows:

                                    ARTICLE I

                          AMENDMENTS TO LOAN DOCUMENTS

         Effective as of the date hereof, the Loan Documents and the Security Documents are amended in each of the following respects:

         (a) The terms "Loan Documents" and "Security Documents" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to also mean and include this Third Amendment.

         (b) The term "Borrowers" shall, wherever used in any of the Loan Documents or Security Documents, be deemed to be a reference to the Borrowers as defined therein, other than Unicco Security Services, Inc., and Unicco Security Services, Inc., upon the effectiveness hereof, shall be released from any and all liabilities and obligations under the Loan Documents, except with respect to any indemnification or similar Obligations arising or occurring prior to the date hereof.

         (c) The Preamble of the Credit Agreement is hereby amended to delete therefrom the following language:

         "UNICCO SECURITY SERVICES, INC. (f/k/a Ogden Allied Security Services, Inc.)("U-Security"), a Delaware corporation, having its chief executive office at Four Copley Place, Boston, Massachusetts 02116,".



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         (d)      The Credit Agreement and each of the other Loan Documents and
Security Documents or Security Documents is hereby amended to delete each and every reference to "Unicco Security Services, Inc." and "U-Security".

         (e) The definition of "U-Security Shares" contained in Section 1 of the Credit Agreement is hereby deleted in its entirety, and each and every reference in the Credit Agreement or other Loan Documents or Security Documents to "U-Security Shares" is hereby deleted.

         (f) The definition of "USC Subsidiaries" contained in Section 1 of the Credit Agreement is hereby deleted in its entirety, and each and every reference in the Credit Agreement or other Loan Documents to "the USC Subsidiaries" shall be deemed a reference to "U-Government".

         (g) Section 4.19 (iii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (iii)    ["Intentionally Omitted."]

         (h) Section 4.24 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  4.24 FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each member of the Borrower Affiliated Group possesses all franchises, patents, copyrights, trademarks, tradenames, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially now conducted without known conflict with any rights of others and, in each case, free of any Encumbrance not permitted by Section 6.5, except for licenses and permits the non-possession of which would not have a material adverse effect on the business operations, property, assets, nature of assets, condition (financial or otherwise) or prospects of any member of the Borrower Affiliated Group.

         (j) Sections 7.1 (l) and (m) of the Credit Agreement are hereby amended to delete therefrom the phrase "(other than U-Security)" wherever it appears.

         (k) EXHIBIT A to the Credit Agreement and each of the Revolving Credit Notes is amended and restated as set forth in the Revolving Credit Notes attached hereto as ANNEX 1.




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                                   ARTICLE II

                               CONSENT AND WAIVER

         (a) The Borrowers have requested that the Agent and the Banks consent to the sale of the U-Security Shares pursuant to Section 6.6 of the Credit Agreement.

         (b) In connection with the sale of the U-Security Shares, the Borrowers have requested that the Agent and the Banks terminate the Security Agreement entered into by U-Security and release their liens in the assets of U-Security.

         (c)      In accordance with such requests, subject to the provisions of
Article III below, the Agent and the Banks hereby (i) consent, pursuant to
Section 6.6 of the Credit Agreement, to the sale of the U-Security Shares, and
(ii) consent, pursuant to Section 6.16 of the Credit Agreement, to the amendment of the MCRC Subordinated Debt Documents in the form furnished to the Agent,
(iii) agree to terminate the Security Agreement entered into by U-Security in accordance with its terms (without prejudice to provisions therein that survive the termination of such Security Agreement) and to release their liens in the assets of U-Security.

                                   ARTICLE III

              CONDITIONS PRECEDENT TO AMENDMENT, CONSENT AND WAIVER

         The agreement of the Agent and the Banks herein to (i) amend the Loan Documents, (ii) consent to the sale of the U-Security Shares, and (iii) terminate the Security Agreement and liens as aforesaid is subject to the fulfillment of each of the following conditions:

         (a) (i) The sale of the U-Security Shares shall have been completed and become effective as of the date hereof upon the terms set forth in the U-Security Stock Sale Documents (substantially in the form delivered to and approved by the Agent and the Banks), (ii) such sale shall have occurred pursuant to the U-Security Stock Sale Documents, without recourse to any provision thereof permitting the waiver by any party thereto of any condition, obligation, covenant or other requirement without the prior written consent of the Agent and the Banks and (iii) USC shall have received at least $11,998,500, by wire transfer of immediately available funds, as payment for the U-Security Shares.

         (b) On or before the date hereof, the Agent shall have received copies of all of the U-Security Stock Sale Documents, as executed and delivered by the parties thereto, all of which shall be in form and substance satisfactory to the Agent.


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         (c)      On or before the date hereof, the Agent shall have received a copy of each amendment, consent or waiver to the applicable Subordinated Debt Documents, to the extent any such amendment, consent or waiver is necessary in connection with the sale of the U-Security Shares, from the each of the holders of the Subordinated Debt, in form and substance satisfactory to the Agent, consenting to the sale of the U-Security Shares and the termination of the Security Agreement.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrowers hereby jointly and severally represent and warrant to you as follows:

         (a) NO DEFAULTS OR EVENTS OF DEFAULT. No Default or Event of Default exists on the date of this Third Amendment (both before and after giving effect to all of the arrangements and transactions contemplated by this Third Amendment).

         (b) BINDING EFFECT OF DOCUMENTS. This Third Amendment has been duly executed and delivered to you by the Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrowers contained herein constitute the joint and several, and legal, valid and binding obligations of the Borrowers enforceable against the Borrowers in accordance with their respective terms.


                                    ARTICLE V

                        PROVISIONS OF GENERAL APPLICATION

         (a) NO OTHER CHANGES. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the Loan Documents and Security Documents shall remain unmodified, and the Credit Agreement and each of the other Loan Documents and Security Documents, as amended and supplemented by this Third Amendment, are confirmed as being in full force and effect.

         (b) SURVIVAL OF INDEMNIFICATION. Notwithstanding the provisions of this Third Amendment, the obligations of U-Security to indemnify the Agent and the Banks pursuant to Section 10.3 of the Credit Agreement shall continue, and are not in any way prejudiced or limited by the sale of the U-Security Shares, with respect to matters arising or occurring prior to the date hereof.

         (c) FURTHER ASSURANCES. The Agent and the Banks will execute and deliver any UCC-3 termination statements or other documents or instruments necessary to release their lien in the assets of U-Security as the Borrowers shall reasonably request.




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         (d)      GOVERNING LAW. This Third Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Third Amendment and the rights and obligations of each of the parties hereto and thereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (e) BINDING EFFECT; ASSIGNMENT. This Third Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors in title and assigns.

         (f) COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Third Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

         (g) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Third Amendment shall conflict in any respect with any of the terms of any of the Credit Agreement or any other Loan Document, the terms of this Third Amendment shall be controlling.

         If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Third Amendment and return such counterpart to the undersigned, whereupon this Third Amendment, as so accepted by you, shall become a binding agreement among you and the undersigned.




                                        Very truly yours,


                                        THE BORROWERS:

                                        UNICCO SERVICE COMPANY

                                        By: /s/ George A. Keches
                                           -------------------------------------
                                           Title: Treasurer



                                        USC, INC.

                                        By: /s/ George A. Keches
                                           -------------------------------------
                                           Title: Treasurer





                       (Signatures continued on next page)


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                                        UNICCO GOVERNMENT SERVICES, INC.

                                        By: /s/ George A. Keches
                                           -------------------------------------
                                           Title: Treasurer



                                        UNICCO FINANCE CORP.

                                        By: /s/ George A. Keches
                                           -------------------------------------
                                           Title: Treasurer



                                        AMERICAN BUILDING SERVICES, INC.


                                        By: /s/ George A. Keches
                                           -------------------------------------
                                           Title: Treasurer



                                        UNICCO SERVICE OF N.J., INC.


                                        By: /s/ George A. Keches
                                           -------------------------------------
                                           Title: Treasurer


         The foregoing Third Amendment is hereby accepted by the undersigned as of December 28, 1998.


THE BANKS:

BANKBOSTON, N.A.


By: /s/ H. J. Petrillo
   -------------------------------------
   Title: Director



FLEET NATIONAL BANK


By: /s/ Theresa A. Crofts
   -------------------------------------
   Title: Assistant Vice President




                       (signatures continued on next page)

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STATE STREET BANK AND TRUST COMPANY


By: /s/ Mark Miller
   -------------------------------------
   Title: Vice President


THE AGENT:

BANKBOSTON, N.A., as Agent


By: /s/ H. J. Petrillo
   -------------------------------------
   Title: Director


                              CONSENT OF GUARANTOR


         Unicco Facility Services Canada Company (the "Guarantor") has guaranteed the Obligations of the Borrowers under (and as defined in) the Credit Agreement by executing one or more Unlimited Guarantees, dated as of October 17, 1997 (the "U-Canada Guaranty"). By executing this letter, the Guarantor hereby absolutely and unconditionally reaffirms the U-Canada Guaranty and acknowledges and agrees to the terms and conditions of this Third Amendment, and the Credit Agreement as amended hereby.



                                        UNICCO FACILITY SERVICES CANADA COMPANY


                                        By: /s/ George A. Keches
                                           -------------------------------------
                                           Title: Treasurer






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